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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


    We consent to the use in this Amendment No. 2 to Registration Statement No. 333-82361 of ALEC Holdings, Inc. on Form S-4 of our reports dated March 24, 1999, March 25, 1999 and June 28, 1999 appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus


DELOITTE & TOUCHE LLP


Portland, Oregon
September 22, 1999